EXHIBIT 99.2
                                                                    ------------

                           NATIONAL DATACOMPUTER, INC.
                             900 MIDDLESEX TURNPIKE
                         BURLINGTON, MASSACHUSETTS 01821


January 11, 2007


[Name and Address Of
Officer/Director]


Dear _____l:


         In connection with your proposed purchase of shares of National Datacomputer, Inc., enclosed please find a form of Convertible Promissory Note and a Share Transfer Agreement.

         Under the terms of this arrangement, investors are purchasing shares of the Company's Common Stock at a price of $.0197764 per share. This translates to ___________ shares (the "Shares") for your investment of $____.

         The Board has determined to not sell the Shares until it has received approval from the stockholders of the Company for this transaction with officers and directors. The attached Note provides for automatic conversion of the Note into the Shares upon receipt of such stockholder approval. If the approval does not occur, then the note will be due and payable on June 30, 2008 and will accrue interest at the rate of prime plus 2%.

         If the foregoing correctly sets forth our understanding, kindly sign and return this letter together with a copy of the attached Share Transfer Agreement.

                                                      Very truly yours,


                                                      Bruna Bucacci,
                                                      Chief Accounting Officer

ACCEPTED AND AGREED:


________________________

                           CONVERTIBLE PROMISSORY NOTE


$_____.00                                                  January  11, 2007
                                                           Boston, Massachusetts


         FOR VALUE RECEIVED, NATIONAL DATACOMPUTER, INC., a Delaware corporation with its principal place of business at 900 Middlesex Turnpike, Billerica, Massachusetts 1821 (the "Borrower") hereby promises to pay to the order of (NAME OF LENDER (the "Lender"), in lawful money of the United States of America at the office of the Lender at (ADDRESS OF LENDER) , or at such other place or places or to such other party or parties as the Lender may from time to time designate, the principal sum of ______ Thousand Dollars ($__,000.00). The Borrower shall pay the entire principal balance of this Note in one payment on June 30, 2008. Notwithstanding the foregoing, this Note shall automatically convert into _________ shares of the Company's Common Stock upon approval of the Company's stockholders of the transaction to allow officers and directors of the Company purchase such shares (the "Shareholder Approval").

         No interest shall accrue on this Note Interest except that in the event the Shareholder Approval is not obtained on or before March 31, 2007, then interest shall accrue on the then outstanding principal balance of this Note at a fluctuating interest rate per annum equal to two percent (2% above the Prime Rate (as defined below) from the date of issuance of this Note. In addition to the payment of principal hereunder, all accrued interest then outstanding shall be payable in arrears commencing on the last day of December 31, 2007 and at the end of each calendar month thereafter until this Note is paid in full. "Prime Rate" shall mean the rate of interest quoted as the Prime Rate in the Wall Street Journal from time to time. Each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate. Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

         If any amount due under this Note is not paid in full within ten (10) days of the due date, whether as stated or by acceleration, interest on the unpaid principal balance shall continue to accrue and shall thereafter be increased effective as of such due date to a rate per annum equal to five percent (5%)% above the Prime Rate.

         It is the intent of the Lender and of the Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically cancelled and, if received by the Lender, shall be applied to the principal balance of this Note or, if no principal balance remains outstanding, then such amount shall be refunded to the Borrower.

         The Borrower may voluntarily prepay this Note in whole or in part at any time and from time to time without penalty, together with interest accrued on the amount prepaid through the date of prepayment.

         Upon the occurrence of any one or more of the following events (each, an "Event of Default"), the Lender at its option may declare all amounts due hereunder, including, without limitation, the entire unpaid principal balance of this Note and any accrued, unpaid interest thereon, to be immediately due and payable without notice or protest (both of which are hereby waived):

         (a) The failure to make any payment of principal or interest due pursuant to the terms of this Note on or before the due date;

         (b) The failure to promptly, punctually, and faithfully perform or discharge any liability or obligation of the Borrower to the Lender;

         (c) The determination by the Lender that any representation or warranty now or hereafter made by the Borrower to the Lender in any document, instrument, agreement, or paper was not true or accurate when given;

         (d) (i) The commencement by the Borrower of a voluntary case under 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code") or any foreign, federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the consent by the Borrower to the entry of an order for relief in an involuntary bankruptcy or similar case, or to the conversion of an involuntary case to a voluntary case, under any such law, or (iii) the consent by the Borrower to the appointment of, or the taking of possession by, a receiver, trustee or other custodian for all or a substantial part of its properties, or (iv) the making by the Borrower of any assignment for the benefit of creditors, or (v) the admission by the Borrower in writing of its inability to pay its debts as such debts become due, or (vi) the death, discontinuance of business, dissolution, winding up, liquidation or cessation of existence by the Borrower;

         (e) (i) The entry by a court of a decree or order for relief with respect to the Borrower in an involuntary case under the Bankruptcy Code or any applicable foreign, federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or dismissed within 60 days of the entry thereof, or (ii) the entry by a court of a decree or order for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other person having similar powers over the Borrower or over all or a substantial part of its properties;

         (f) A judgment, decree, writ, warrant of attachment or similar process in an amount equal to or exceeding $100,000 is entered against the Borrower or any of its assets, if such judgment, decree, writ, warrant of attachment or similar process is not adequately covered by insurance or has not been vacated, discharged, appealed from (with execution or similar process continuously stayed) within fifteen (15) days of such judgment's entry;

         (g) The service of any process upon the Lender seeking to attach by mesne or trustee process any funds of the Borrower on deposit with the Lender;

         (h) The occurrence of any event such that any indebtedness of the Borrower equal to or exceeding $100,000 which is owed to a person or entity other than the Lender could be accelerated, notwithstanding that such acceleration has not taken place;

         (i) The sale of all or substantially all of the assets of the Borrower, or the sale of a fifty percent (50%) or greater beneficial interest in the Corporation to any single person or entity or affiliates of such entity as defined in the Securities Exchange Act of 1934, as amended; or

         (j) The occurrence of any event or circumstance with respect to the Borrower such that the Lender deems itself to be insecure.

         Upon the occurrence and continuance of any Event of Default hereunder,
(i) the Lender may declare the principal balance of this Note to be immediately due and payable, provided, however, in the case of an Event of Default described in paragraphs (d) or (e) above, all amounts payable by the Borrower hereunder, including, without limitation, the principal balance and all accrued interest on this Note, shall automatically become immediately due and payable, without notice, action or election by the Lender, and (ii) the Lender may enforce any other rights granted pursuant to this Note, any other document, or by applicable law. All of the rights of the Lender hereunder shall be cumulative and not exclusive, and each of which may be exercised singly, repetitively, in any combination, and in any order. The Lender's rights and remedies hereunder may be exercised without resort or regard to any other source of satisfaction of any liabilities owing by the Borrower to the Lender. No inconsistency between the default provisions of this Note and any other agreement shall be deemed to create any additional notice, cure or grace period or derogate from the express terms of such provisions.

         Upon the occurrence of an Event of Default, the Borrower agrees to pay on demand all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees) incurred or paid by the holder(s) hereof in collecting or enforcing this Note.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure on the part of the Lender in exercising any right or remedy hereunder, and no single, partial or delayed exercise by the Lender of any right or remedy shall preclude the full and timely exercise by the Lender at any time of any right or remedy of the Lender hereunder without notice. No course of dealing or other conduct, no oral agreement or representation made by the Lender or usage of trade shall operate as a waiver of any right or remedy of the Lender. This Note contains the entire agreement between the parties with respect to the subject matter hereof, and supersedes every course of dealing, other conduct, oral agreement or representation previously made by the Lender. In the event that any court of competent jurisdiction shall determine that any provision, or portion thereof, contained in this Note shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and the remaining provisions of this Note shall nevertheless remain in full force and effect.

         None of the terms or provisions of this Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of both the Borrower and the Lender expressly referring hereto and setting forth the provision so excluded, modified or amended. No waiver or forbearance of any of the rights and remedies of the Lender hereunder shall be effective unless made specifically in a writing signed by the Lender, and any such waiver or forbearance shall be effective only in the specific instance and for the specific purpose for which given.

         This Note is a negotiable instrument and may be negotiated, sold, assigned, discounted or conveyed at any time by the holder(s) hereof, without notice to, or consent of, the Borrower.

         This Note shall be binding upon the Borrower and shall be enforceable against the Borrower and its successors and representatives, and shall inure to the benefit of the Lender and its successors, endorsees and assigns. The Borrower may not assign this Note or any rights hereunder without the express written consent of the Lender. The Lender may assign this Note in whole or in part, or may grant participations in this Note from time to time, without notice to, or consent from, the Borrower.

         THIS NOTE IS DELIVERED TO THE LENDER AT ITS PRINCIPAL OFFICE IN BILLERICA, MASSACHUSETTS AND SHALL BE GOVERNED BY AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS. THE BORROWER SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND OF THE UNITED STATES DISTRICT COURTS SITUATED THEREIN FOR ALL PURPOSES WITH RESPECT TO THIS NOTE.

         THE BORROWER HEREBY EXPRESSLY AND VOLUNTARILY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH, OR RELATED TO THIS NOTE, INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY DEFENSE, AFFIRMATIVE DEFENSE, COUNTERCLAIM OR THE LIKE ASSERTED AGAINST THE LENDER.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as an instrument under seal by its duly authorized officer as of the date first above written.


Witness:                            NATIONAL DATACOMPUTER, INC.


_________________________           By: _______________________________
Name:                                            (Signature)


                                        _______________________________
                                            (Print or type name)


                                    its:_______________________________
                                             (Title or Capacity)